DERIVED INFORMATION 5/14/04

$11,000,000

Class B-2

Subordinate Certificates Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

HEAT 2004-4
FOR INTERNAL DISTRIBUTION ONLY
CLASS B-2

Prepayment Speed	Pricing	Pricing
Losses	Straight CDR	Straight CDR
Loss Severity	35%	35%
Lag	12 Months	12 Months
LIBOR	Forward	Forward + 200
Optional Redemption	N	N
Triggers Fail	Y	Y

Class B-2
Principal Writedown	0.00%	0.00%
BE CDR*	8.4%	5.8%
Cum Loss	7.8%	5.7%
Cum Default	22.0%	16.1%

*BE CDR = The highest CDR where the principal balance of the B-2 class is not written down.
100% PPC - Fixed = 4.60% CPR in month1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.
100% PPC - ARMs = 27% CPR in month 1 and remaining at 27% CPR thereafter.

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 1
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	306	318	346
	95.5000	299	311	336
	96.0000	293	303	326
	96.5000	287	296	316
	97.0000	281	289	306
	97.5000	275	282	296
	98.0000	269	274	286
	98.5000	263	267	276
	99.0000	257	260	267
	99.5000	251	253	257
Price	100.0000	245	246	248
	100.5000	239	239	238
	101.0000	233	232	229
	101.5000	227	226	219
	102.0000	222	219	210
	102.5000	216	212	200
	103.0000	210	205	191
	103.5000	204	199	182
	104.0000	199	192	173
	104.5000	193	185	164
	105.0000	188	179	155

	WAL for Princ Pmts	13.05	9.86	6.30
	Principal Window	Jan17 - Jan18	Dec13 - Oct14	Jul10 - Jan11
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	4.32%	3.38%	2.22%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 2
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	307	320	346
	95.5000	301	312	336
	96.0000	294	305	326
	96.5000	288	297	316
	97.0000	282	290	306
	97.5000	276	283	297
	98.0000	269	275	287
	98.5000	263	268	277
	99.0000	257	261	267
	99.5000	251	254	258
Price	100.0000	245	247	248
	100.5000	239	240	239
	101.0000	233	233	229
	101.5000	227	226	220
	102.0000	221	219	210
	102.5000	216	212	201
	103.0000	210	205	192
	103.5000	204	198	183
	104.0000	198	191	174
	104.5000	193	185	164
	105.0000	187	178	155

	WAL for Princ Pmts	12.62	9.60	6.31
	Principal Window	Aug16 - Aug17	Sep13 - Jul14	Jul10 - Jan11
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	5.59%	4.39%	2.91%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 3
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	310	321	340
	95.5000	303	314	331
	96.0000	297	306	322
	96.5000	290	299	313
	97.0000	284	291	305
	97.5000	277	284	296
	98.0000	271	277	288
	98.5000	265	270	279
	99.0000	258	262	271
	99.5000	252	255	262
Price	100.0000	246	248	254
	100.5000	240	241	245
	101.0000	233	234	237
	101.5000	227	227	229
	102.0000	221	220	221
	102.5000	215	213	213
	103.0000	209	207	205
	103.5000	203	200	197
	104.0000	197	193	189
	104.5000	191	186	181
	105.0000	185	180	173

	WAL for Princ Pmts	11.81	9.61	7.57
	Principal Window	Oct15 - Oct16	Sep13 - Jul14	Jun11 - Oct12
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	7.88%	6.28%	4.23%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 1
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	310	322	346
	95.5000	303	314	336
	96.0000	296	306	326
	96.5000	289	298	316
	97.0000	282	290	306
	97.5000	275	282	296
	98.0000	269	274	286
	98.5000	262	267	276
	99.0000	255	259	266
	99.5000	249	251	257
Price	100.0000	242	244	247
	100.5000	236	236	237
	101.0000	229	229	228
	101.5000	223	221	218
	102.0000	216	214	209
	102.5000	210	207	200
	103.0000	204	199	190
	103.5000	198	192	181
	104.0000	191	185	172
	104.5000	185	178	163
	105.0000	179	170	154

	WAL for Princ Pmts	13.08	9.88	6.76
	Principal Window	Jan17 - Feb18	Dec13 - Oct14	Dec10 - Jul11
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	4.33%	3.38%	2.22%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 2
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	311	321	341
	95.5000	304	314	332
	96.0000	297	306	322
	96.5000	290	298	313
	97.0000	283	290	303
	97.5000	276	283	294
	98.0000	270	275	285
	98.5000	263	268	276
	99.0000	256	260	267
	99.5000	249	253	257
Price	100.0000	243	245	248
	100.5000	236	238	239
	101.0000	229	231	231
	101.5000	223	223	222
	102.0000	216	216	213
	102.5000	210	209	204
	103.0000	204	202	195
	103.5000	197	195	187
	104.0000	191	188	178
	104.5000	185	181	170
	105.0000	178	174	161

	WAL for Princ Pmts	12.64	10.27	7.45
	Principal Window	Aug16 - Sep17	Apr14 - Mar15	Jun11 - Jun12
	Principal Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)
	Total Collat Loss (Collat Maturity)	5.59%	4.40%	2.91%

	PRICE-YIELD TABLE
	Discount Margins Assuming:
	LIBOR Fwd + 200
	35% severity
	run to maturity
	triggers hit
	12 mo lag
	1m libor spread on B-2 is 235 bps
	CDR Curve # 3
		Prepayment Speed
		75 PPC	100 PPC	150 PPC
	95.0000	217	-57	85
	95.5000	210	-64	77
	96.0000	204	-70	69
	96.5000	198	-77	61
	97.0000	192	-83	53
	97.5000	186	-90	45
	98.0000	181	-96	38
	98.5000	175	-103	30
	99.0000	169	-109	22
	99.5000	163	-115	15
Price	100.0000	158	-121	7
	100.5000	152	-128	0
	101.0000	146	-134	-8
	101.5000	141	-140	-15
	102.0000	135	-146	-22
	102.5000	130	-152	-30
	103.0000	124	-158	-37
	103.5000	119	-164	-44
	104.0000	114	-170	-51
	104.5000	108	-176	-58
	105.0000	103	-181	-65

	WAL for Princ Pmts	19.81	16.92	10.54
	Principal Window	Mar21 - Apr34	Oct18 - Apr34	Mar13 - Apr34
	Principal Writedown	2,261,130.94 (20.56%)	5,667,100.97 (51.52%)	2,908,716.30 (26.44%)
	Total Collat Loss (Collat Maturity)	7.89%	6.28%	4.23%

CPIM requests for HEAT 04-3
Class B-2 & B-3

1 I would like 2 breakeven intex runs

Assumptions:	Run 1 LIBOR fwd 35% severity run to maturity triggers hit 12 mo lag	Run 2 LIBOR fwd + 200 35% severity run to maturity triggers hit 12 mo lag

Outputs:	Breakeven cumulative loss and CDR

2 I would like 6 Intex yield tables generated

Assume		Table 1 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 2 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 3 LIBOR Fwd 35% severity run to maturity triggers hit 12 mo lag	Table 4 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag	Table 5 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag	Table 6 LIBOR Fwd + 200 35% severity run to maturity triggers hit 12 mo lag

Rows		Price	Price	Price	Price	Price	Price
Columns		75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC	75, 100, and 150 PPC

CDR	Month							Curve1	Curve2	Curve3
	1	1.89%	2.52%	3.78%	1.89%	2.52%	3.78%	1.8914775	2.5219700	3.7829550
	2	2.04%	2.72%	4.09%	2.04%	2.72%	4.09%	2.0437350	2.7249800	4.0874700
	3	2.19%	2.92%	4.38%	2.19%	2.92%	4.38%	2.1914475	2.9219300	4.3828950
	4	2.33%	3.11%	4.67%	2.33%	3.11%	4.67%	2.3346150	3.1128200	4.6692300
	5	2.47%	3.30%	4.95%	2.47%	3.30%	4.95%	2.4732375	3.2976500	4.9464750
	6	2.61%	3.48%	5.21%	2.61%	3.48%	5.21%	2.6073150	3.4764200	5.2146300
	7	2.74%	3.65%	5.47%	2.74%	3.65%	5.47%	2.7368475	3.6491300	5.4736950
	8	2.86%	3.82%	5.72%	2.86%	3.82%	5.72%	2.8618350	3.8157800	5.7236700
	9	2.98%	3.98%	5.96%	2.98%	3.98%	5.96%	2.9822775	3.9763700	5.9645550
	10	3.10%	4.13%	6.20%	3.10%	4.13%	6.20%	3.0981750	4.1309000	6.1963500
	11	3.21%	4.28%	6.42%	3.21%	4.28%	6.42%	3.2095275	4.2793700	6.4190550
	12	3.32%	4.42%	6.63%	3.32%	4.42%	6.63%	3.3163350	4.4217800	6.6326700
	13	3.42%	4.56%	6.84%	3.42%	4.56%	6.84%	3.4185975	4.5581300	6.8371950
	14	3.52%	4.69%	7.03%	3.52%	4.69%	7.03%	3.5163150	4.6884200	7.0326300
	15	3.61%	4.81%	7.22%	3.61%	4.81%	7.22%	3.6094875	4.8126500	7.2189750
	16	3.70%	4.93%	7.40%	3.70%	4.93%	7.40%	3.6981150	4.9308200	7.3962300
	17	3.78%	5.04%	7.56%	3.78%	5.04%	7.56%	3.7821975	5.0429300	7.5643950
	18	3.86%	5.15%	7.72%	3.86%	5.15%	7.72%	3.8617350	5.1489800	7.7234700
	19	3.94%	5.25%	7.87%	3.94%	5.25%	7.87%	3.9367275	5.2489700	7.8734550
	20	4.01%	5.34%	8.01%	4.01%	5.34%	8.01%	4.0071750	5.3429000	8.0143500
	21	4.07%	5.43%	8.15%	4.07%	5.43%	8.15%	4.0730775	5.4307700	8.1461550
	22	4.13%	5.51%	8.27%	4.13%	5.51%	8.27%	4.1344350	5.5125800	8.2688700
	23	4.19%	5.59%	8.38%	4.19%	5.59%	8.38%	4.1912475	5.5883300	8.3824950
	24	4.24%	5.66%	8.49%	4.24%	5.66%	8.49%	4.2435150	5.6580200	8.4870300
	25	4.29%	5.72%	8.58%	4.29%	5.72%	8.58%	4.2912375	5.7216500	8.5824750
	26	4.33%	5.78%	8.67%	4.33%	5.78%	8.67%	4.3344150	5.7792200	8.6688300
	27	4.37%	5.83%	8.75%	4.37%	5.83%	8.75%	4.3730475	5.8307300	8.7460950
	28	4.41%	5.88%	8.81%	4.41%	5.88%	8.81%	4.4071350	5.8761800	8.8142700
	29	4.44%	5.92%	8.87%	4.44%	5.92%	8.87%	4.4366775	5.9155700	8.8733550
	30	4.46%	5.95%	8.92%	4.46%	5.95%	8.92%	4.4616750	5.9489000	8.9233500
	31	4.48%	5.98%	8.96%	4.48%	5.98%	8.96%	4.4821275	5.9761700	8.9642550
	32	4.50%	6.00%	9.00%	4.50%	6.00%	9.00%	4.4980350	5.9973800	8.9960700
	33	4.51%	6.01%	9.02%	4.51%	6.01%	9.02%	4.5093975	6.0125300	9.0187950
	34	4.52%	6.02%	9.03%	4.52%	6.02%	9.03%	4.5162150	6.0216200	9.0324300
	35	4.52%	6.02%	9.04%	4.52%	6.02%	9.04%	4.5184875	6.0246500	9.0369750
	36	4.52%	6.02%	9.03%	4.52%	6.02%	9.03%	4.5162150	6.0216200	9.0324300
	37	4.51%	6.01%	9.02%	4.51%	6.01%	9.02%	4.5093975	6.0125300	9.0187950
	38	4.50%	6.00%	9.00%	4.50%	6.00%	9.00%	4.4980350	5.9973800	8.9960700
	39	4.48%	5.98%	8.96%	4.48%	5.98%	8.96%	4.4821275	5.9761700	8.9642550
	40	4.46%	5.95%	8.92%	4.46%	5.95%	8.92%	4.4616750	5.9489000	8.9233500
	41	4.44%	5.92%	8.87%	4.44%	5.92%	8.87%	4.4366775	5.9155700	8.8733550
	42	4.41%	5.88%	8.81%	4.41%	5.88%	8.81%	4.4071350	5.8761800	8.8142700
	43	4.37%	5.83%	8.75%	4.37%	5.83%	8.75%	4.3730475	5.8307300	8.7460950
	44	4.33%	5.78%	8.67%	4.33%	5.78%	8.67%	4.3344150	5.7792200	8.6688300
	45	4.29%	5.72%	8.58%	4.29%	5.72%	8.58%	4.2912375	5.7216500	8.5824750
	46	4.24%	5.66%	8.49%	4.24%	5.66%	8.49%	4.2435150	5.6580200	8.4870300
	47	4.19%	5.59%	8.38%	4.19%	5.59%	8.38%	4.1912475	5.5883300	8.3824950
	48	4.13%	5.51%	8.27%	4.13%	5.51%	8.27%	4.1344350	5.5125800	8.2688700
	49 to maturity	2.25%	3.00%	4.50%	2.25%	3.00%	4.50%	2.2500000	3.0000000	4.5000000